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                                                                   EXHIBIT 10.62


[MERRILL LYNCH LOGO]                                               No. 230-07C17
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                        WCMA(R) NOTE AND LOAN AGREEMENT

WCMA NOTE AND LOAN AGREEMENT NO. 230-07C17 ("Loan Agreement") dated as of April 20, 1998, between GT BICYCLES, INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 2001 East Dyer, Santa Ana, CA 92705 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In accordance with that certain WORKING CAPITAL MANAGEMENT(R) ACCOUNT AGREEMENT No. 230-07C17 ("WCMA Agreement") between Customer and MLBFS' affiliate, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S"), Customer has subscribed to the WCMA Program described in the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith and as part of the WCMA Program, Customer has requested that MLBFS provide, and subject to the terms and conditions herein set forth MLBFS has agreed to provide, a commercial line of credit for Customer (the "WCMA Line of Credit").

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

1. DEFINITIONS

(a) SPECIFIC TERMS. In addition to terms defined elsewhere in this Loan Agreement, when used herein the following terms shall have the following meanings:

(i)"Activation Date" shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLPF&S' computer system as part of the WCMA Program.

(ii) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon any collateral for the Obligations.

(iii) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer or any Guarantor; or (B) any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within sixty (60) days after filing; or (C) Customer or any Guarantor shall make a general assignment for the benefit of creditors; or (D) Customer or any Guarantor shall generally fail to pay or admit in writing its inability to pay its debts as they become due; or
(E) Customer or any Guarantor shall be adjudicated a bankrupt or insolvent.

(iv) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(v) "Commitment Expiration Date" shall mean May 11, 1998.

(vi) "Default" shall mean an "Event of Default" as defined in Section 7 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(vii) "General Funding Conditions" shall mean each of the following conditions to any WCMA Loan by MLBFS hereunder: (A) no Default shall have occurred and be continuing or would result from the making of






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any WCMA Loan hereunder by MLBFS; (B) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer or any Guarantor; (C) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects; (D) MLBFS shall have received this Loan Agreement and all of the Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS; (E) MLBFS shall have received evidence reasonably satisfactory to it as the ownership of and the perfection and priority of MLBFS' liens and security interests on any collateral for the Obligations furnished pursuant to any of the Additional Agreements; and (F) any additional conditions specified in the "WCMA Line of Credit Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(viii) "Guarantor" shall mean a person or entity who has either guaranteed or provided collateral for any or all of the Obligations; and "Business Guarantor" shall mean any such Guarantor that is a corporation, partnership, proprietorship, limited liability company or other entity regularly engaged in a business activity.

(ix) "Initial Maturity Date" shall mean the first date upon which the WCMA Line of Credit will expire (subject to renewal in accordance with the terms hereof); to wit: October 31, 1999.

(x) "Interest Rate" shall mean a variable per annum rate of interest equal to the sum of 2.50% and the 30-Day Commercial Paper Rate. The "30-Day Commercial Paper Rate" shall mean, as of the date of any determination, the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold through dealers by major corporations. The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-Day Commercial Paper Rate that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-Day Commercial Paper Rate, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(xi) "Line Fee" shall mean the fee of $15,000.00 payable periodically by Customer to MLBFS in connection with the WCMA Line of Credit, as provided herein.

(xii) "Maturity Date" shall mean the date of expiration of the WCMA Line of Credit.

(xiii) "Maximum WCMA Line of Credit" shall mean $3,000,000.00.

(xiv) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement.

(xv) "Renewal Year" shall mean and refer to the 12-month period immediately following the Initial Maturity Date and each 12-month period thereafter.

(xvi) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as Account No. 230-07C17 and any successor WCMA account.

(xvii) "WCMA Loan" shall mean each advance made by MLBFS pursuant to this Loan Agreement.

(xviii) "WCMA Loan Balance" shall mean an amount equal the aggregate unpaid principal amount of all WCMA Loans.

(b) OTHER TERMS. Except as otherwise defined herein: (i) all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement shall have the meanings set forth in the WCMA Agreement.



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2. WCMA PROMISSORY NOTE

FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the Maturity Date, or if earlier, on the date of termination of the WCMA Line of Credit, the WCMA Loan Balance; (b) interest at the Interest Rate on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full; and (c) on demand, all other sums payable pursuant to this Loan Agreement, including, but not limited to, the periodic Line Fee and any late charges. Except as otherwise expressly set forth herein, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this WCMA Promissory Note and this Loan Agreement.

3. WCMA LOANS

(a) ACTIVATION DATE. Provided that: (i) the Commitment Expiration Date shall not then have occurred, and (ii) Customer shall have subscribed to the WCMA Program and its subscription to the WCMA Program shall then be in effect, the Activation Date shall occur on or promptly after the date, following the acceptance of this Loan Agreement by MLBFS at its office in Chicago, Illinois, upon which each of the General Funding Conditions shall have been met or satisfied to the reasonable satisfaction of MLBFS. No activation by MLBFS of the WCMA Line of Credit for a nominal amount shall be deemed evidence of the satisfaction of any of the conditions herein set forth, or a waiver of any of the terms or conditions hereof.

(b) WCMA LOANS. Subject to the terms and conditions hereof, during the period from and after the Activation Date to the first to occur of the Maturity Date or the date of termination of the WMCA Line of Credit pursuant to the terms hereof:
(i) MLBFS will make WCMA Loans to Customer in such amounts as Customer may from time to time request in accordance with the terms hereof, up to an aggregate outstanding amount not to exceed the Maximum WCMA Line of Credit, and (ii) Customer may repay any WCMA Loans in whole or in part at any time, and request a re-borrowing of amounts repaid on a revolving basis. Customer may request such WCMA Loans by use of WCMA Checks, FTS, Visa(R) charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(c) CONDITIONS OF WCMA LOANS. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of receipt by MLBFS of Customer's request:
(i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or (ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) Customer's subscription to the WCMA Program shall have been terminated; or (iv) an event shall have occurred and be continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(d) FORCE MAJEURE. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.



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(E) INTEREST. The WCMA Loan Balance shall bear interest at the Interest Rate.
Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Notwithstanding any provision to the contrary in this Agreement or any of the Additional Agreements, no provision of this Agreement or any of the Additional Agreements shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted to be charged by law ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated as being provided for, in this Agreement or any of the Additional Agreements, then: (a) Customer shall not be obligated to pay any Excess Interest; and (b) any Excess Interest that MLBFS may have received hereunder or under any of the Additional Agreements shall, at the option of MLBFS, be: (i) applied as a credit against the then unpaid WCMA Loan Balance,
(ii) refunded to the payer thereof, or (iii) any combination of the foregoing. Except as otherwise provided herein, accrued and unpaid interest on the WCMA Loan Balance shall be payable monthly on the last Business Day of each calendar month, commencing with the last Business Day of the calendar month in which the Activation Date shall occur. Customer hereby irrevocably authorizes and directs MLPF&S to pay MLBFS such accrued interest from any available free credit balances in the WCMA Account, and if such available free credit balances are insufficient to satisfy any interest payment due, to liquidate any investments in the Money Accounts (other than any investments constituting any Minimum Money Accounts Balance under the WCMA Directed Reserve program) in an amount up to the balance of such accrued interest, and pay to MLBFS the available proceeds on account thereof. If available free credit balances in the WCMA Account and available proceeds of the Money Accounts are insufficient to pay the entire balance of accrued interest, and Customer otherwise fails to make such payment when due, MLBFS may, in its sole discretion, make a WCMA Loan in an amount equal to the balance of such accrued interest and pay the proceeds of such WCMA Loan to itself on account of such interest. The amount of any such WCMA Loan will be added to the WCMA Loan Balance. If MLBFS declines to extend a WCMA Loan to Customer under these circumstances, Customer hereby authorizes and directs MLPF&S to make all such interest payments to MLBFS from any Minimum Money Accounts Balance. If there is no Minimum Money Accounts Balance, or it is insufficient to pay all such interest, MLBFS will invoice Customer for payment of the balance of the accrued interest, and Customer shall pay such interest as directed by MLBFS within 5 Business Days of receipt of such invoice.

(f) PAYMENTS. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customer's WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. All funds received by MLBFS from MLPF&S pursuant to the aforesaid authorization shall be applied by MLBFS to repayment of the WCMA Loan Balance. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the WCMA Line of Credit are subject to final collection.

(g) STATEMENTS. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(h) USE OF LOAN PROCEEDS; SECURITIES TRANSACTIONS. The proceeds of each WCMA Loan shall be used by Customer solely for working capital in the ordinary course of its or any Guarantor's business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer or any Guarantor not prohibited hereby. Customer agrees that under no circumstances will funds borrowed from MLBFS through the WCMA Line of Credit be used: (i) for personal, family or household purposes of any




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person whatsoever, or (ii) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, whether in or in connection with the WCMA Account, another account of Customer with MLPF&S or an account of Customer at any other broker or dealer in securities.

(i) RENEWAL AT OPTION OF MLBFS; RIGHT OF CUSTOMER TO TERMINATE. MLBFS may at any time, in its sole discretion and at its sole option, renew the WCMA Line of Credit for one or more Renewal Years; it being understood, however, that no such renewal shall be effective unless set forth in a writing executed by a duly authorized representative of MLBFS and delivered to Customer. Unless any such renewal is accompanied by a proposed change in the terms of the WCMA Line of Credit (other than the extension of the Maturity Date), no such renewal shall require Customer's approval. Customer shall, however, have the right to terminate the WCMA Line of Credit at any time upon written notice to MLBFS.

(j) LINE FEES. (i) In consideration of the extension of the WCMA Line of Credit by MLBFS to Customer during the period from the Activation Date to the Initial Maturity Date, Customer has paid or shall pay the Line Fee to MLBFS. If the Line Fee has not heretofore been paid by Customer, Customer hereby authorizes MLBFS, at its option, to either cause the Line Fee to be paid on the Activation Date with a WCMA Loan, or invoice Customer for such Line Fee (in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice). No delay in the Activation Date, howsoever caused, shall entitle Customer to any rebate or reduction in the Line Fee or to any extension of the Initial Maturity Date.

(ii) Customer shall pay an additional Line Fee for each Renewal Year. In connection therewith, Customer hereby authorizes MLBFS, at its option, to either cause each such additional Line Fee to be paid with a WCMA Loan on or at any time after the first Business Day of such Renewal Year or invoiced to Customer at such time (in which event Customer shall pay such Line Fee within 5 Business Days after receipt of such invoice). Each Line Fee shall be deemed fully earned by MLBFS on the date payable by Customer, and no termination of the WCMA Line of Credit, howsoever caused, shall entitle Customer to any rebate or refund of any portion of such Line Fee.

4. REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) ORGANIZATION AND EXISTENCE. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary, other than in any state where the failure to so qualify does not have a material adverse effect on the business, operations or financial condition of Customer; and, where applicable, each Business Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary, other than in any state where the failure to so qualify does not have a material adverse effect on the business, operations or financial condition of such Business Guarantor.

(b) EXECUTION, DELIVERY AND PERFORMANCE. The execution, delivery and performance by Customer of this Loan Agreement and by Customer and each Guarantor of such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any material law or other material governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (iii) do not and will not breach or violate in any material way any of the provisions of, and will not result in a default by Customer or any such Guarantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) NOTICES AND APPROVALS. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement and the Additional Agreements to which it is a party.

(d) ENFORCEABILITY. This Loan Agreement and such of the Additional Agreements to which Customer or any Guarantor is a party are the respective legal, valid and binding obligations of Customer and such Guarantor, enforceable against it or them, as the case may be, in accordance with their respective terms, except as









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enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) FINANCIAL STATEMENTS. Except as expressly set forth in Customer's or any Business Guarantor's financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present in all material respects the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor other than a Business Guarantor are true and correct and fairly represent in all material respects such Guarantor's financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(f) LITIGATION. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any such Guarantor or the continued operations of Customer or any Business Guarantor.

(g) TAX RETURNS. All federal, state and local tax returns, reports and statements required to be filed by Customer and each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor).

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to provide the WCMA Line of Credit, and
(ii) is continuing and shall be deemed remade by Customer concurrently with each request for a WCMA Loan.

5. FINANCIAL AND OTHER INFORMATION

Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(a) ANNUAL FINANCIAL STATEMENTS. Within 120 days after the close of each fiscal year of Customer, Customer shall furnish or cause to be furnished to MLBFS a copy of the annual audited financial statements of Customer, consisting of at least a balance sheet as at the close of such fiscal year and related statements of income, retained earnings and cash flows, certified by its current independent certified public accountants or other independent certified public accountants reasonably acceptable to MLBFS.

(b) INTERIM FINANCIAL STATEMENTS. Within 45 days after the close of each fiscal quarter of Customer, Customer shall furnish or cause to be furnished to MLBFS:
(i) its statement of profit and loss for the fiscal quarter then ended, and (ii) a balance sheet as at the close of such fiscal quarter; all in reasonable detail and certified by its chief financial officer.

(c) SEC REPORTS. Customer shall furnish to MLBFS a copy of each 10-K and 10-Q report filed with the SEC not later than 10 days after filing with the SEC.

(d) OTHER INFORMATION. Customer shall furnish or cause to be furnished to MLBFS such other information as MLBFS may from time to time reasonably request relating to Customer or any Guarantor.



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6. OTHER COVENANTS


Customer further covenants and agrees during the term of this Loan Agreement that:

(a) FINANCIAL RECORDS; INSPECTION. Customer and each Business Guarantor will:
(i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) TAXES. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either any liens and security interests of MLBFS under any Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer or any Business Guarantor.

(c) COMPLIANCE WITH LAWS AND AGREEMENTS. Neither Customer nor any Guarantor will violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either any liens and security interests of MLBFS under any Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor.

(d) NOTIFICATION BY CUSTOMER. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or any Business Guarantor; and (iii) any information which indicates that any financial statements of Customer or any Guarantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(e) NOTICE OF CHANGE. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer or any Guarantor.

(f) CONTINUITY. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) neither Customer nor any Business Guarantor shall be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Customer or such Business Guarantor, or (B) a material adverse change in the financial condition or operations of Customer or such Business Guarantor; (ii) Customer and each Business Guarantor shall preserve their respective existence and good standing in the jurisdictions of establishment and operation, and shall not operate in any material business substantially different from their respective business in effect as of the date of application by Customer for credit from MLBFS; and (iii) neither Customer nor any Business Guarantor shall cause or permit any material change in its controlling ownership.

(g) MINIMUM TANGIBLE NET WORTH. Customer's "tangible net worth" shall at all times exceed $37,000,000.00. For the purposes hereof, the term "tangible net worth" shall mean Customer's net worth as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to: (i) any assets which are ordinarily classified as "intangible" in accordance with generally accepted accounting principles, and
(ii) any amounts now or hereafter directly or indirectly owing to Customer by officers, shareholders or affiliates of Customer.

(h) DEBT TO WORTH. The ratio of Customer's total debt to Customer's tangible net worth, determined as aforesaid, shall not at any time exceed 3.75 to 1.00.

(i) NEGATIVE PLEDGE. Except upon the prior written consent of MLBFS, Customer shall not directly or indirectly sell, assign, transfer, mortgage, encumber, pledge or grant a lien or security interest to anyone other than MLBFS in the real property and improvements thereon commonly known as 1801A Ironhorse Drive, Longmont, CO 80501.

ACQUISITIONS. Without limiting any other provision hereof, Customer agrees that prior to Customer's direct or indirect acquisition of the assets or stock of any other entity, it will (i) obtain the written consent of MLBFS to such transaction not less than 30 days prior thereto if the aggregate cost thereof is in excess of $10,000,000.00, and (ii) notify MLBFS in writing not less than 30 days prior thereto if the aggregate cost thereof is equal to or less than $10,000,000.00.

(j) MINIMUM CASH FLOW. The "Net Cash Flow" of Customer as of the end of each of its fiscal years shall not be less than $1,000,000.00. As used herein, "Net Cash Flow" shall mean the excess of (i) the sum of Customer's annual net after-tax income, depreciation and amortization, over (ii) the sum of the current portion of long term debt (excluding, however, for fiscal year 1998, an amount equal to principal due and outstanding, not to exceed $15,000,000.00, as of June 1, 1999 under that certain Third Amended and Restated Credit Agreement (Receivables and Inventory) dated April __, 1998 among Customer, and Bank of America N.T.S.A., and all dividends and other distributions to shareholders; all as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof.

7. EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) EXCEEDING THE MAXIMUM WCMA LINE OF CREDIT. If the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit and Customer shall fail to deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit within five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) OTHER FAILURE TO PAY. Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any other amount owing or required to be paid or deposited by Customer under this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five
(5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) FAILURE TO PERFORM. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement or any of the Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(d) BREACH OF WARRANTY. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement or any of the Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(e) DEFAULT UNDER OTHER AGREEMENT. A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(f) BANKRUPTCY EVENT. Any Bankruptcy Event shall occur.

(g) MATERIAL IMPAIRMENT. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by Customer or any Guarantor of any of their respective liabilities or obligations under this Loan Agreement or any of the Additional Agreements to which Customer or such Guarantor is a party has been materially impaired.

(h) ACCELERATION OF DEBT TO OTHER CREDITORS. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $1,000,000.00 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking, or otherwise.

8. REMEDIES

(a) REMEDIES UPON DEFAULT. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) TERMINATION. MLBFS may without notice terminate the WCMA Line of Credit and all obligations to provide the WCMA Line of Credit or otherwise extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event the WCMA Line of Credit and all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) ACCELERATION. MLBFS may declare the principal of and interest on the WCMA Loan Balance, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(b) SET-OFF. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S, including, without limitation, the WCMA Account and any Money Accounts, and all cash, securities and other financial assets therein or controlled thereby, and all proceeds thereof. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

(c) REMEDIES ARE SEVERABLE AND CUMULATIVE. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

9. MISCELLANEOUS

(a) NON-WAIVER. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement or any of the Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement or any of the Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement or any of the Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement or any of the Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) DISCLOSURE. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer. In connection with said authorization, the parties recognize that in order to provide a WCMA Line of Credit certain information about Customer is required to be made available on a computer network accessible by certain affiliates of MLBFS, including MLPF&S.

(c) COMMUNICATIONS. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) COSTS, EXPENSES AND TAXES. Customer shall upon demand pay or reimburse MLBFS for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in any collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; and (iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) RIGHT TO PERFORM OBLIGATIONS. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) LATE CHARGE. Any payment required to be made by Customer pursuant to this Loan Agreement not paid within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable on demand, or, without demand, may in the sole discretion of MLBFS be paid by a WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest.

(g) FURTHER ASSURANCES. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement or any of the Additional Agreements.

(h) BINDING EFFECT. This Loan Agreement and the Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement or any of the Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement or the Additional Agreements.

(i) HEADINGS. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) GOVERNING LAW. This Loan Agreement, and, unless otherwise expressly provided therein, each of the Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) SEVERABILITY OF PROVISIONS. Whenever possible, each provision of this Loan Agreement and the Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement or any of the Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement and the Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) TERM. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as the WCMA Line of Credit shall be in effect or there shall be any Obligations outstanding.

(m) COUNTERPARTS. This Loan Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(n) JURISDICTION; WAIVER. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT AND THE ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE WCMA LINE OF CREDIT, THIS LOAN AGREEMENT, ANY ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

(o) INTEGRATION. THIS LOAN AGREEMENT, TOGETHER WITH THE ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. WITHOUT LIMITING THE FOREGOING, CUSTOMER ACKNOWLEDGES THAT EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN: (I) NO PROMISE OR COMMITMENT HAS BEEN MADE TO IT BY MLBFS, MLPF&S OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES TO EXTEND THE AVAILABILITY OF THE WCMA LINE OF CREDIT OR THE MATURITY DATE, OR TO INCREASE THE MAXIMUM WCMA LINE OF CREDIT, OR OTHERWISE EXTEND ANY OTHER CREDIT TO CUSTOMER OR ANY OTHER PARTY; (II) NO PURPORTED EXTENSION OF THE MATURITY DATE, INCREASE IN THE MAXIMUM WCMA LINE OF CREDIT OR OTHER EXTENSION OR AGREEMENT TO EXTEND CREDIT SHALL BE VALID OR BINDING UNLESS EXPRESSLY SET FORTH IN A WRITTEN INSTRUMENT SIGNED BY MLBFS; AND
(III) THIS LOAN AGREEMENT SUPERSEDES AND REPLACES ANY AND ALL PROPOSALS, LETTERS OF INTENT AND APPROVAL AND COMMITMENT LETTERS FROM MLBFS TO CUSTOMER, NONE OF WHICH SHALL BE CONSIDERED AN ADDITIONAL

AGREEMENT. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT OR ANY OF THE ADDITIONAL AGREEMENTS TO WHICH CUSTOMER IS A PARTY SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND CUSTOMER


IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

GT BICYCLES, INC.


By:      /s/ CHARLES CIMITILE       /s/ MICHAEL HAYNES
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             Signature (1)            Signature (2)

             Charles Cimitile         Michael Haynes
   -----------------------------------------------------------------
              Printed Name             Printed Name

         Chief Financial Officer         President
   -----------------------------------------------------------------
                  Title                    Title


Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By:  /s/  KATHY THOMAS
   ----------------------------------